UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  March 12, 1997




                     METROPOLITAN HEALTH NETWORKS, INC.
            (Exact name of registrant as specified in its charter)





           Florida                    333-5884-A           65-0635748
(State or other jurisdiction of   (Commission File      (I.R.S. Employer
 incorporation or organization)       Number)          Identification No.)




5100 Town Center Circle, Boca Raton, Florida                 33486
  (Address of principal executive office)                 (Zip Code)





                              (561) 416-9484
            (Registrant's telephone number, including area code)

                        METROPOLITAN HEALTH NETWORKS, INC.

                                     INDEX





  Item 7. Financial Statements and Exhibits

           The following financial statements are incorporated herein as part of this report.

                                                                      Page No.

                                                                      --------
           (a)Financial Statements of Business Acquired

                 Condensed Balance Sheet- December 31, 1996
                 and March 12, 1997                                      3

                 Condensed Statements of Operations for the
                 Year ended December 31, 1996
                 and the Period Ended March 12, 1997                     4

                 Condensed Statement of Cash Flows for the
                 Year ended December 31, 1996
                 and the Period Ended March 12, 1997                     5

                 Notes to Condensed Financial Statements                6 - 10


            (b)   Exhibit

                           10.11 Merger  Agreement,  dated  October 24, 1996, by
                  and amoung Metropolitan Health Networks, Inc., Metcare II, Inc. ( a wholly owned subsidiary of Metropolitan Health Networks, Inc.), Paul Wand, M.D., P.A., and Paul Wand (incorporated by reference to Exhibit 10.11 to the Registrant's Form SB-2, filed with the Commission on October 29, 1996).


PAUL WAND, M.D., P.A.
CONDENSED BALANCE SHEETS
(Unaudited)


                                                                December 31,  March 12,
                                                                      1996         1997
                                                                 ---------    ---------

ASSETS
CURRENT ASSETS:
Cash .........................................................   $  70,963        5,536
Accounts receivable, net .....................................     716,407      734,125
Other current assets .........................................       1,028        1,028
                                                                 ---------    ---------
Total current assets .........................................     788,398      740,690

PROPERTY AND EQUIPMENT, net ..................................       9,991        9,493

OTHER ASSETS .................................................       9,122        9,122
                                                                 ---------    ---------
TOTAL ........................................................   $ 807,511    $ 759,305
                                                                 =========    =========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses ........................   $   9,208       29,970
Deferred income taxes ........................................     237,000      203,915
Current maturities of long-term debt .........................      83,298      113,503
                                                                 ---------    ---------
Total current liabilities ....................................     329,506      347,388

LONG TERM DEBT ...............................................      34,638       32,774
                                                                 ---------    ---------
Total liabilities ............................................     364,144      380,162
                                                                 ---------    ---------

STOCKHOLDERS' EQUITY:
Common stock, par value $1.00 per share:
  500 shares authorized,
  issued and outstanding .....................................         500          500
Additional paid-in capital ...................................      19,797       19,797
Retained earnings (deficit) ..................................     491,908      427,684
Due from stockholder .........................................     (68,838)     (68,838)
                                                                 ---------    ---------
Total stockholders' equity ...................................     443,367      379,143
                                                                 ---------    ---------
TOTAL ........................................................   $ 807,511    $ 759,305
                                                                 =========    =========


The Accompanying Notes are an Integral Part of These Financial Statements

                                       4

PAUL WAND, M.D., P.A.
CONDENSED STATEMENTS OF INCOME AND
RETAINED EARNINGS
(Unaudited)

                                                                                           Year Ended    Period Ended
                                                                                          December 31,      March 12,
                                                                                                 1996           1997
                                                                                          -----------    -----------
REVENUES:
Net patient revenues ..................................................................   $ 1,128,684    $   152,389

EXPENSES:
Salaries and benefits .................................................................       555,984         148,57
Depreciation and amortization .........................................................         2,052            498
General and administrative ............................................................       566,383         69,753
                                                                                          -----------    -----------
Total .................................................................................     1,124,419        218,827
                                                                                          -----------    -----------

INCOME (LOSS) FROM OPERATIONS: ........................................................         4,265        (66,437)

OTHER INCOME (EXPENSE): ...............................................................         3,876        (30,872)

INCOME BEFORE INCOME TAXES: ...........................................................         8,141        (97,309)

INCOME TAXES: .........................................................................        (2,000)        33,085
                                                                                          -----------    -----------
NET INCOME (LOSS) .....................................................................   $     6,141        (64,224)

RETAINED EARNINGS, BEGINNING ..........................................................       485,767        491,908
                                                                                          -----------    -----------
RETAINED EARNINGS, ENDING .............................................................   $   491,908    $   427,684
                                                                                          ===========    ===========



The Accompanying Notes are an Integral Part of These Financial Statements


PAUL WAND, M.D., P.A.
CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)


                                                                                   For the Year       For the Period
                                                                                      Ended            Ended
                                                                                    December 31,       March 12,
                                                                                      1996               1997
                                                                                    ----------     -----------

Increase (Decrease) in Cash and equivalents from:

OPERATING ACTIVITIES:
Net Income (Loss)                                                                 $    6,141           (64,224)
Adjustments to reconcile net cash provided by operating activities:
    Depreciation and amortization                                                      2,052              498
    Provision for bad debts                                                           297,505               11,812

Changes in assets and liabilities:
    Accounts receivable, net                                                     (233,193)                  (29,532)
    Other current assets                                                           (1,028)

    Other assets                                                                  0                                   0
    Accounts payable and accrued expenses                                          (6,744)                   20,762
    Deferred income tax                                                              2,000                  (33,085)
    Loss from lawsuit settlement                                                      0                      30,000
                                                                                     ------------      ------------
Net cash used in operating activities                                               66,733                      455
                                                                                     ------------       ------------
INVESTING ACTIVITIES:
Capital expenditures                                                               (5,718)                        0
                                                                                   ------------           ------------
Net cash used in investing activities                                              (5,718)                        0
                                                                                     -----------       -------------
FINANCING ACTIVITIES:
Repayments of long term debt                                                       9,307)                      (1,658)
Advances to Shareholders                                                           (9,657)                        0
                                                                                  -----------          -------------
Net cash provided by financing activities                                         (18,964)                   (1,658)
                                                                                   -----------         -------------

NET DECREASE IN CASH                                                                42,051                  (65,427)

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD                                         28,912                   70,963
                                                                                     ------------          ------------
CASH AND EQUIVALENTS AT END OF PERIOD                                           $    70,963               $      5,536
                                                                                   ============        ============

Supplemental Disclosures:
  Interest paid                                                                 $     5,881              $        872
                                                                                   ============         ============

  Income taxes paid                                                               $     2,000         $         0_
                                                                                   ============          ============



See notes to condensed consolidated financial statements--unaudited.

                                       6
PAUL WAND,  M.D., P.A.
NOTES TO FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

       Paul Wand, M.D., P.A. ( the "Association"), a professional association, was incorporated on December 2, 1982, in the State of Florida. The Association provides neurological medical services to individual patients, principally at its office located in Hollywood, Florida.

Property and Equipment

Property and equipment is recorded is recorded at cost. Expenditures for major betterments and additions are charged to the asset account while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are charged to expense currently.

Depreciation and Amortization

       Depreciation of property and equipment is determined using straight-line and accelerated methods, at various rates based generally on the estimated useful lives of the assets.

       The estimated useful lives are as follows:

         Medical and office equipment                     5-7 years
         Furniture and fixtures                           5-7 years

Income Taxes

        The association is a personal service C Corporation which utilizes the cash method for its basis of accounting for income tax purposes.

        Deferred income taxes are provided for the estimated tax effect of temporary differences between financial and taxable income. The deferred income tax liability results primarily from utilization of the cash method of accounting for income tax purposes and generally accepted accounting principles for financial reporting purposes.

Revenue Recognition

       The Association recognizes revenue net of contractual allowances as medical services are provided to patients. These revenues are typically billed directly to patients, Medicare, Medicaid, health maintenance organizations and insurance companies. Although revenues are recorded net of contractual allowances, expected collections differ from billed charges; accordingly , an allowance for doubtful accounts has been provided.

Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                       7
PAUL WAND, M.D., P.A.
NOTES TO FINANCIAL STATEMENTS--(Continued)

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(Continued)

       The allowance for doubtful accounts is an estimate which is establishes through charges to earnings for estimated uncollectable amounts. Management's judgment in determining the adequacy of the allowance is based upon several factors which include, but are not limited to, agreements with third-party payors, the nature and volume of the receivable portfolio, review of problem or non-performing receivables and management's judgment with respect to current economic conditions and their impact on the existing receivable portfolio. Given the nature of the medical services industry, it is reasonably possible the Association's estimate of the allowance could change in the future.

Fair Value of Financial Instruments

       Generally accepted accounting principles require disclosure of the fair value of certain financial instruments. Cash, due from stockholder, other assets, accounts payable and accrued expenses are reflected in the accompanying financial statements at cost, which approximates fair value.



NOTE 2.   PROPERTY AND EQUIPMENT

      Property and equipment consisted of the following:

                                                                             December 31,  March 12,
                                                                                   1996        1997
                                                                              (Unaudited) (Unaudited)

Medical and office equipment ...............................................    259,633     259,633
Furniture and fixtures .....................................................     29,169      29,169
                                                                               --------    --------
                                                                                288,802     288,802
    Less accumulated depreciation ..........................................   (278,811)   (279,309)
                                                                               --------    --------
                                                                                  9,991       9,493
                                                                               ========    ========


        Depreciation expense was $ 2,052 and $ 498 for the year ended December 31, 1996 and the period ended March 12, 1997, respectively.

NOTE 3.   DUE FROM STOCKHOLDER

        From time to time, the Association advances money to the stockholder; this balance is non-interest bearing and is due on demand.

PAUL WAND, M.D., P.A.
NOTES TO FINANACIAL STATEMENTS--(Continued)

NOTE 4.  LONG-TERM DEBT


Long-term debt consisted of the following:

                                                                                       December 31,  March 12,
                                                                                              1996       1997


Note payable--bank--bearing interest at bank's prime rate plus 3%; monthly payments of $1,265 including  interest;  matures  September 25, 2000, collateralized by medical office equipment, personally
     guaranteed by the stockholder .....................................................     45,093     43,434
Loan payable-former employee ...........................................................     72,844     72,844
Liability due from Lawsuit .............................................................          0     30,000
                                                                                           --------   --------
                                                                                            117,937    146,278
    Less: current maturities ...........................................................     83,299    113,504
                                                                                           --------   --------
                                                                                           $ 34,638   $ 32,774
                                                                                           ========   ========


      Aggregate maturities of long-term debt for the years subsequent to December 31, 1996, are as follows:

         1997                                                   $  83,299
         1998                                                      11,747
         1999                                                      13,198
         2000                                                       9,693


      Loan payable-former employee consists of remaining principal and interest due to a former employee under an oral agreement, wherein $75,000 was loaned to the association in 1993. Terms of this agreement require monthly payments of $1,450, including principal and interest at 6%. At March 12, 1997 the Association was not in compliance with these terms; accordingly, the full amount is reflected as currently due.

        Interest expense on all indebtedness amounted to $8,185 for the year ended December 31, 1996 and $1,167 for the period ended March 12, 1997.

        The carrying value of the note payable-bank approximates the fair value as the interest rate is adjusted as market conditions change. The short term nature of the loan, the carrying value of the loan payable-former employee approximates the fair value.

                                       9
PAUL WAND, M.D., P.A.
NOTES TO FINANACIAL STATEMENTS--(Continued)


NOTE 5.  COMMITMENT AND CONTINGENCIES

Physician Agreements

       In June 1994, Paul Wand, M.D., (stockholder) entered into a Health Maintenance Organization (HMO) Specialist Physician Agreement and Preferred Provider Organization (PPO) Physician Agreement with Principal Health Care of Florida, Inc., whereby stockholder agrees to provide medical services to patients that are members of each plan. The HMO agreement provides compensation of covered services rendered to members of the plan on a fee for service basis, subject to Medicare fee maximum rates or customary charge, whichever is lower. Under the HMO Agreement, the stockholder agrees not to bill members for amounts in excess of deductibles and/or co-payments provided for in the Member's Group Membership Agreement.

        Under the PPO Agreement, the Association charges member fees in accordance with a pre-established fee schedule, bills the insurance company directly and bills members only for applicable co-payments, coinsurance, deductibles and services not covered under the plan.

        The HMO and PPO Agreements are renewed automatically each calendar year for one year periods and may be assignable with consent of the other party. Either party may cancel the agreements without cause upon 90 days written notice. Lease Commitment In September, 1991, the Association entered into a five year and two month lease, beginning December 1991, for its medical office facility located in Hollywood, Florida. The obligation of the lease is personally guaranteed by the stockholder. This lease has been renewed for another five year term ending January 31, 2002.

       The future minimum commitment on the lease is as follows:

                           1997                               $  67,955
                           1998                                  71,692
                           1999                                  75,994
                           2000                                  80,554
                           2001                                  85,387
                           2002                                   7,149

        Rent expense amounted to $ 69,430 in 1996 and $ 8,863 through March 12, 1997.


Contingencies

       The Association is a defendant in a lawsuit claiming approximately $75,000, relating to the termination of the former employee discussed in Note 4. The Asssociation has entered into a tentative agreement with the former employee whereby the lawsuit will be dismissed without any further obligation of the Association.

       In early 1997, the Association settled a lawsuit which arose from an alleged breach of an independent contractor agreement for the amount of $30,000. The Association paid $10,000 as the first payment and will pay $4,000 per month for five months starting April 1, 1997.

                                       10
PAUL WAND, M.D., P.A.
NOTES TO FINANCIAL STATEMENTS---(CONTINUED)

NOTE 6.   INCOME TAXES

       The components of the provision for income taxes is as follows:

                        Years Ended                         For Period Ended
                        December 31,                          March 12,
                            1996                                 1997
                          -------                                ------

                        (Unaudited)                           (Unaudited)

      Deferred taxes       2,000                                (33,085)


      The difference between the income taxes and the amount computed by applying the federal statutory income tax rate of 34% to income before income taxes is as follows:


                                              Years Ended        Period Ended
                                              December 31,         March 12,
                                                  1996               1997
                                              (Unaudited)

      Tax provision at U.S. statutory rates     2,768              (33,085)
      State income taxes                            0                    0
      Other.                                     (768)                   0
                                              -----------         -----------
      Income taxes                         $    2,000             $(33,085)
                                              ===========         ===========



NOTE 7.   SUBSEQUENT EVENTS

       Under a merger agreement dated October 24, 1996, Metropolitan Health Networks, Inc. has acquired 100% of the Association from the stockholder.
This transaction was completed March 12, 1997.